UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

INTERLINE BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32380	03-0542659
(Commission File Number)	(IRS Employer Identification No.)

701 San Marco Boulevard, Jacksonville, Florida	32207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 421-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Interline Brands, Inc. a Delaware corporation (“the Company”) announced on July 22, 2015 that the Company had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 21, 2015, with The Home Depot, Inc., a Delaware corporation (“Parent”), Chariot Merger Sub, Inc., a newly organized, wholly-owned subsidiary of Parent (“Merger Sub”), and GS Capital Partners VI, L.P., solely as representative for the stockholders and the optionholders of the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation as a wholly-owned subsidiary of Parent.

Pursuant to the Merger Agreement, Parent will pay the aggregate merger consideration of $1,625,000,000, subject to working capital and other customary purchase price adjustments, which includes the repayment of substantially all of the Company’s and its subsidiaries’ existing indebtedness and the payment of all related fees and expenses. The transaction is not subject to a financing condition. Consummation of the Merger is subject to customary closing conditions.

Subject to certain limitations, the Company or Parent may terminate the Merger Agreement under certain circumstances, including on or after April 21, 2016 if the Merger is not consummated by 5:00 p.m. (Eastern time) on such date.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On July 22, 2015, the Company issued a news release announcing that the Company had entered into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of July 21, 2015, by and among Interline Brands, Inc., The Home Depot, Inc., Chariot Merger Sub, Inc., and GS Capital Partners VI, L.P.

99.1	News release issued by the Company on July 22, 2015.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report, other than historical facts, constitute forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the

Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2014, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2015, and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINE BRANDS, INC.

By:	/s/ Federico L. Pensotti
	Name:	Federico L. Pensotti
	Title:	Chief Financial Officer

Date: July 22, 2015

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of July 21, 2015, by and among Interline Brands, Inc., The Home Depot, Inc., Chariot Merger Sub, Inc., and GS Capital Partners VI, L.P.

99.1	News release issued by the Company on July 22, 2015.